Exhibit 10.1

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

AND

THE PURCHASERS NAMED HEREIN

____________________________________________________________

CONVERTIBLE NOTE PURCHASE AGREEMENT

____________________________________________________________

June 29, 2015

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this “Agreement”) is made as of June 29, 2015 by and between QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC., a Delaware corporation (the “Company”), and those purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”).
RECITALS
A.    The Company has authorized the sale and issuance of up to $2,000,000 in principal of senior secured Series B convertible notes substantially in the form attached hereto as Exhibit B (individually, a “Series B Note” and collectively, the “Series B Notes”), which shall be convertible into shares of the common stock of the Company, $0.02 par value per share (the “Common Stock”), in a private placement.
B.    Pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act” or the “Act”) and Rule 506 promulgated thereunder, the Company desires to sell to the Purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Company that aggregate principal amount of Series B Notes set forth opposite such Purchaser’s name on Exhibit A, on the terms and subject to the conditions set forth in this Agreement.
TERMS AND CONDITIONS
Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.    Purchase of the Series B Notes.
1.1    Agreement to Sell and Purchase. At the Closing (as hereinafter defined), the Company will issue and sell to each of the Purchasers, and each Purchaser will, severally and not jointly, purchase from the Company, the Series B Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A for an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A (the “Purchase Price”). The Series B Notes shall be in the form set forth as Exhibit B.
1.2    Closing; Closing Date. The completion of the sale and purchase of the Series B Notes (the “Closing”) shall be held at 9:00 a.m. (Pacific Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Closing Date”), at the offices of the Company, 25242 Arctic Ocean Drive, Lake Forest, California 92630, or at such other time and place as the Company and Purchasers may agree.
1.3    Delivery of the Series B Notes. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a Series B Note, in such denominations and registered in such names as such Purchaser may designate by notice to the Company, dated as of the Closing Date, against payment of the purchase price set forth on Exhibit A therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and the Company.
2.    Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser:
2.1    Authorization; No Conflicts; Authority. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Series B Notes have been duly authorized and, on the Closing Date will be, duly executed and delivered by the Company, and, when issued and paid for in accordance with the terms hereof, will constitute valid, legal and binding obligations of the Company, enforceable in accordance with their terms, except as rights to indemnity thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated and the issuance of the Common Stock issuable upon conversion of the Series B Notes (the “Series B Note Shares”) will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Company’s charter or by-laws or (iii) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except in the case of clause (i) as would not result in a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”). Except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis, no consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Series B Notes by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Series B Notes as contemplated by this Agreement.
2.2    No Violations or Defaults. Neither the Company nor any of its subsidiaries is in violation of its respective charter, by‑laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.
2.3    Organization, Good Standing and Qualification. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Company SEC Documents, is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a Material Adverse Effect.
2.4    Ownership of Assets. The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Company SEC Documents as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Company SEC Documents. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.
2.5    SEC Filings. Each report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC,” and the documents, the “Company SEC Documents”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto and, with respect to those filed within the past twenty-four months, were timely filed; (ii) the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) the consolidated financial statements contained therein were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) the consolidated balance sheets contained therein fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in stockholders’ equity of the Company and its subsidiaries for the periods covered thereby. Except as set forth in the financial statements included in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to March 31, 2015, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to March 31, 2015, are not, in the aggregate, material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole.
2.6    Capitalization. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Purchasers), and the holders thereof are not subject to personal liability by reason of being such holders; the Series B Note Shares have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement or, if applicable, in accordance with the terms of the Series B Notes, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Series B Note Shares, conforms to the description thereof in the Company SEC Documents. The Series B Note Shares have been duly reserved for issuance upon conversion of the Series B Notes. Except as otherwise stated in the Company SEC Documents, (i) there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by‑laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound and (ii) the offering or sale of the Series B Notes as contemplated by this Agreement does not give rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company. All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Company SEC Documents or disclosed in writing to the Purchasers, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.
2.7    Stock Options. Except as described in the Company SEC Documents, the rights described in Section 2.6 above and issuances under the Company Stock Plans (defined herein) after March 31, 2015, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The description of the Company’s stock option, stock bonus and other stock plans or arrangements (the “Company Stock Plans”), and the options (the “Options”) or other rights granted thereunder, set forth in the Company SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. Each grant of an Option (i) was duly authorized no later than the date on which the grant of such Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto and (ii) was made in accordance with the terms of the applicable Company Stock Plan, and all applicable laws and regulatory rules or requirements, including all applicable federal securities laws.
2.8    Subsidiaries. Other than (i) the subsidiaries of the Company listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and (ii) those other equity interests owned by the Company disclosed in such Form 10-K, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.
2.9    Offering. Assuming the accuracy of the representations of the Purchasers in Section 3.3 of this Agreement on the date hereof, on the Closing Date and solely as this Section 2.9 relates to the issue and sale of the Series B Note Shares on the date(s) of conversion of the Series B Notes, the offer, issue and sale of the Series B Notes and the issuance of the Series B Note Shares upon conversion of the Series B Notes (assuming no change in applicable law prior to the date the Series B Note Shares are issued), are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Series B Notes to the Purchasers or the issuance of the Series B Note Shares upon conversion of the Series B Notes. Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Series B Notes or Series B Note Shares. The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Series B Notes or the Series B Note Shares upon conversion of the Series B Notes, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.
2.10    Litigation. Except as set forth in the Company SEC Documents, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee benefit plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary before or by any court or Governmental Authority, or any arbitrator, which, individually or in the aggregate, might result in any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”), or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Series B Notes. There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (i) to which the Company or any of its subsidiaries is subject or (ii) which has as the subject thereof any officer or director of the Company or any subsidiary, any employee plan sponsored by the Company or any subsidiary or any property or assets owned or leased by the Company or any subsidiary, that are required to be described in the Company SEC Documents by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations under the Exchange Act, the Act or by the rules and regulations under the Act and that have not been so described.
2.11    No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.
2.12    Compliance. The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self‑regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.
2.13    No Material Changes. Except as disclosed in the Company SEC Documents, since March 31, 2015, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to (i) the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities and (ii) grants of stock awards under the Company Stock Plans), or any material change in the short term or long term debt (other than as a result of the conversion of convertible securities), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries (other than grants of stock awards under the Company Stock Plans), or any Material Adverse Change or any development which could reasonably be expected to result in any Material Adverse Change.
2.14    Intellectual Property. The Company and each of its subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and it subsidiaries’ business as now conducted or as described in the Company SEC Documents to be conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Effect. Furthermore, (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Effect; (ii) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) the Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (v) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Effect. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.
2.15    Exchange Compliance. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for listing on the NASDAQ Capital Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Capital Market nor has the Company received any notification that the SEC or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NASDAQ Capital Market for maintenance of inclusion of the Common Stock thereon. The Company has filed an application to include the Series B Note Shares on the NASDAQ Capital Market.
2.16    Taxes. The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Company SEC Documents.
2.17    Insurance. The Company and each of its subsidiaries carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and the properties of its subsidiaries and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
2.18    Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Series B Notes hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.
2.19    Investment Company. The Company is not and, after giving effect to the offering and sale of the Series B Notes, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
2.20    Internal Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Company SEC Documents, the Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company and its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.
2.21    No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Series B Notes.
2.22    Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Series B Notes and any Purchaser’s ownership of the Series B Notes. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.
2.23    Anti-Bribery and Money Laundering Laws. Each of the Company, its subsidiaries, its affiliates and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the Offering will not violate, and the Company and each of its subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, or anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.
2.24    Sarbanes-Oxley Act. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC thereunder.
2.25    Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Company SEC Documents.
2.26    OFAC.
(a)    Neither the Company nor any of its subsidiaries, nor any or their directors, officers or employees, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or its subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:
(i)    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor
(ii)    located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, Libya, North Korea, Sudan and Syria).
(b)    Neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:
(i)    to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(ii)    in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).
(c)    For the past five years, neither the Company nor any of its subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
2.27    ERISA and Employee Benefits. (A) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan. At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (B) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (1) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (2) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the applicable Company or subsidiary; (C) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees. As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (1) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (2) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.
2.28    Labor Matters. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.
2.29    Business Arrangements. Except as disclosed in the Company SEC Filed Documents, neither the Company nor any of its subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the exclusive right of the Company or such subsidiary to develop, manufacture, produce, assemble, distribute, license, market or sell its products.
2.30    Occupational Laws. The Company and each of its subsidiaries (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.
2.31    Environmental Laws. Except as disclosed in the Company SEC Documents, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Neither the Company nor any of its subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.
2.32    Restrictions on Subsidiary Payments. Except for restrictions on Zephyr Farms Limited ability to make distributions pursuant to the terms of a Credit Agreement dated March 19, 2013, as amended, with Samsung Heavy Industries Co., Ltd., no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Company SEC Documents.
2.33    No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Series B Notes or the Series B Note Shares. The Company confirms that, to its knowledge, with the exception of the proposed sale of Series B Notes as contemplated herein (as to which the Company makes not representation), neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the exhibits to this Agreement, furnished by the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
2.34     No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in this Agreement or the Company SEC Documents or those incurred in the ordinary course of the Company’s business since December 31, 2014, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the board of directors or the executive officers of the Company which proposal would (i) change the Certificate of Incorporation or bylaws of the Company, each as currently in effect, with or without stockholder approval, which change would reduce or otherwise adversely affect the rights and powers of the stockholders of the Common Stock or (ii) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.
2.35    No Integrated Offering. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Series B Notes contemplated hereby.
2.36    Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Series B Notes or Series B Note Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Series B Notes or Series B Note Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
3.    Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:
3.1    Legal Power. The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.
3.2    Due Execution. This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Purchaser, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.
3.3    Investment Representations. In connection with the sale and issuance of the Series B Notes and Series B Note Shares, the Purchaser, for itself and no other Purchaser, makes the following representations:
(a)    Investment for Own Account. The Purchaser is acquiring the Series B Notes and Series B Note Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Series B Notes or Series B Note Shares for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.
(b)    Transfer Restrictions; Legends. The Purchaser understands that (i) the Series B Notes and Series B Note Shares have not been registered under the Securities Act or applicable state securities laws nor has the Company promised or agreed to register such Series B Note Shares in the future; (ii) the Series B Notes and Series B Note Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Series B Notes and Series B Note Shares must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each certificate representing the Series B Notes and Series B Note Shares will be endorsed with the following legend until the earlier of (1) in the case of the Series B Note Shares, such date as the Series B Note Shares have been registered for resale by the Purchaser, if ever, or (2) the date the Series B Notes and Series B Note Shares, as the case may be, are eligible for sale under Rule 144 under the Securities Act or any successor rule (“Rule 144”):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
(iv) the Company will instruct any transfer agent not to register the transfer of the Series B Notes and Series B Note Shares (or any portion thereof) until the applicable date set forth in clause (iii) above unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.
The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Series B Notes pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured Series B Notes to the pledgees or secured parties. Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Series B Notes may reasonably request in connection with a pledge or transfer of the Series B Notes or Series B Note Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.
Certificates evidencing the Series B Note Shares shall not contain any legend (including the legend set forth in this Section): (i) following a sale of such Series B Note Shares pursuant to an effective registration statement, or (ii) following a sale of such Series B Note Shares pursuant to Rule 144, or (iii) while such Series B Note Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing Series B Note Shares, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Series B Note Shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Series B Note Shares that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Series B Note Shares if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Series B Note Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.
Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Series B Notes and Series B Note Shares as set forth in this Section 3.2(b) is predicated upon the Company’s reliance that the Purchaser will sell any Series B Notes or Series B Note Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.
(c)    Financial Sophistication; Due Diligence. The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Purchaser has, in connection with its decision to purchase the Series B Notes, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents. Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision.
(d)    Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.
(e)    Residency. The Purchaser is organized under the laws of the state set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Purchaser’s name on the signature page attached hereto.
(f)    General Solicitation. The Purchaser is not purchasing the Series B Notes as a result of any advertisement, article, notice or other communication regarding the Series B Notes published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement. Prior to the time that the Purchaser was first contacted by the Company such Purchaser had a pre-existing and substantial relationship with the Company.
3.4    No Investment, Tax or Legal Advice. Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Series B Notes constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Series B Notes.
3.5    Additional Acknowledgement. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, and that it is not relying on any advice from or evaluation by any other person. Each Purchaser acknowledges that it has not taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.
4.    Conditions to Closing.
4.1    Conditions to Obligations of Purchasers at Closing. Each Purchaser’s obligation to purchase the Series B Notes at the Closing is subject to the fulfillment to that Purchaser’s reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by the Purchaser:
(a)    Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchasers.
(b)    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Purchaser, and counsel to the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have delivered (or caused to have been delivered) to each Purchaser, the Series B Note required by this Agreement. The Series B Note shares shall have been duly authorized and reserved for issuance upon conversion of the Series B Notes.
(c)    Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Series B Notes and Series B Note Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Series B Notes and Series B Note Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Series B Notes and Series B Note Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.
(d)    Execution of Agreements. The Company shall have executed this Agreement and have delivered this Agreement to the Purchasers.
(e)    Consents from September 2013 Note Holders. Each of the holders (other than Purchasers) of a convertible promissory note issued on September 18, 2013 that is outstanding on the date hereof has (i) executed and delivered to the Company a consent to this Agreement and the transactions contemplated hereby and (ii) executed and delivered to Purchasers an Intercreditor Agreement in the form attached hereto as Exhibit C.
(f)    Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate of the Secretary of the Company certifying as to the truth and accuracy of the resolutions of the board of directors and any committee thereof relating to the transaction contemplated hereby (a copy of which shall be included with such certificate).
(g)    Trading and Listing. Trading and listing of the Company’s common stock on the NASDAQ Capital Market shall not have been suspended by the SEC or the NASDAQ Capital Market.
(h)    Market Listing. The Company will comply with all of the requirements of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the NASDAQ Capital Market with respect to the issuance of the Series B Notes and Series B Note Shares.
(i)    Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Notes and issuance of the Series B Note Shares upon conversion of the Series B Notes.
(j)    Material Adverse Change. Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.
(k)    Security Agreements; Consents and Approvals. The Company shall have executed and delivered to Purchasers the Subordinated Security Agreement (the “Security Agreement”) and the Patent Security Agreement, each in a form acceptable to the Purchasers and the Company, as well as provided all consents or approvals required by the Company’s lenders or financing sources in connection with the Offering.
(l)     Subordination Agreement. Bridge Bank, National Association and Kevin Douglas, in his capacity as collateral agent, shall have executed and delivered to Purchasers the Subordination Agreement (the “Subordination Agreement”), in a form acceptable to the Purchasers, the Company and Bridge Bank, National Association and Kevin Douglas, in his capacity as collateral agent.
4.2    Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Series B Notes at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:
(a)    Representations and Warranties True. The representations and warranties made by the Purchasers in Section 3 shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.
(b)    Performance of Obligations. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing. The Purchasers shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.
(c)    Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Series B Notes and Series B Note Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Series B Notes or Series B Note Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Series B Notes and Series B Note Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.
(d)    Execution of Agreements. The Purchasers shall have executed this Agreement and delivered this Agreement to the Company.
(e)    Consents from September 2013 Note Holders. Each of the holders (other than Purchasers) of a convertible promissory note issued on September 18, 2013 that is outstanding on the date hereof has (i) executed and delivered to the Company a consent to this Agreement and the transactions contemplated hereby and (ii) executed and delivered to Purchasers an Intercreditor Agreement in the form attached hereto as Exhibit C.
5.    Additional Covenants.
5.1    Listing. So long as a Purchaser owns any of the Series B Notes or Series B Note Shares, the Company will use its best efforts to maintain the automated quotation of its Common Stock, including the Series B Note Shares, on the NASDAQ Capital Market or an alternative listing on the New York Stock Exchange or the NYSE MKT (formerly the American Stock Exchange) and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of FINRA and such exchanges, if applicable. The Company will also list the Series B Note Shares on the NASDAQ Capital Market no later than 150 days following the Closing Date.
5.2    SEC Filings. With a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Common Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Common Shares qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Common Shares shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Common Shares, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Common Shares without registration.
5.3    Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.
5.4    Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement or the Series B Notes to a number of shares or price per share shall be amended appropriately to account for such event.
5.5     Prohibited Actions. The Company hereby covenants and agrees with each of the Purchasers that (A) for a period of twelve (12) months following the Closing Date, it shall not sell or offer to sell any equity securities of the Company in connection with a capital raising transaction without the prior written approval by Purchasers holding a majority of the aggregate outstanding principal amount of the Series B Notes and (B) so long as any portion of the Series B Notes remain outstanding, create, or authorize the creation of, or issue or obligate itself to issue shares of, any security unless the same ranks junior to the Series B Notes with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company. Notwithstanding the foregoing, the Company shall not be restricted from (i) selling or offering for sale shares of its Common Stock pursuant to any warrants outstanding as of the Closing Date, (ii) increasing the amount of indebtedness owed to Bridge Bank, National Association (or any successor commercial lender to Bridge Bank, the “Bank Debt”), whether by an increase to the existing credit facility or otherwise, and to amend the existing notes evidencing the Bank Debt or issue new notes to evidence the Bank Debt, (iii) extending or amending the repayment terms of the Bank Debt, (iv) obtaining a new secured credit facility from another commercial bank to replace or refinance the Bank Debt and that is senior in all respects to the Convertible Series B Notes and the lien granted to the Purchasers, or (v) obtaining secured debt of any type from any other lender that is senior in all respects to the Convertible Series B Notes and the lien granted to the Purchasers, provided that such debt is approved in advance by the Purchasers holding a majority of the aggregate outstanding principal amount of the Series B Notes.
5.6    Use of Proceeds. The Company intends to use the net proceeds from the sale of the Series B Notes for the development of new CNG tanks and systems for use in virtual pipeline applications as well as for general corporate purposes.
6.    [Reserved]
7.    Miscellaneous.
7.1    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof, and the federal laws of the United States.
7.2    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.
7.3    Entire Agreement. This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.
7.4    Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
7.5    Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and each Purchaser. Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Series B Note Shares purchased under this Agreement (including securities into which such Series B Notes have been converted), each future holder of all such securities, and the Company.
7.6    Fees and Expenses. Except as otherwise set forth herein, the Company and the Purchasers shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby. Each party hereby agrees to indemnify and to hold harmless of and from any liability the other party for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.
7.7    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:
if to the Company, to:
Quantum Fuel Systems Technologies Worldwide, Inc.
25242 Arctic Ocean Drive
Lake Forest, California 92630,
Attention: Chief Executive Officer
Facsimile: 949-399-4567

if to the Purchaser, at its address on the signature page to this Agreement.
7.8    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Series B Notes being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.
7.9    Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
7.10    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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    In witness whereof, the foregoing Convertible Note Purchase Agreement is hereby executed as of the date first above written.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By: /s/ Brad Timon
Name:    Brad Timon
Title:     CFO

In witness whereof, the foregoing Convertible Note Purchase Agreement is hereby executed as of the date first above written.

"Purchasers”

By:
Name:
Title:

Investment Amount:
Tax Identification No.:
State of Domicile:

Address for Notice:

Attention:
Telephone:
Facsimile:

Delivery Instructions (if different from above):

Attention:
Telephone:
Facsimile: